Exhibit 99.1

  November 7, 2018

 FORWARD LOOKING STATEMENTS: This presentation contains forward-looking statements that involve risks and uncertainties. These forward-looking statements are based on management’s current expectations. Limestone Bancorp’s actual results in future periods may differ materially from those currently expected due to various factors, including those risk factors described in documents that the Company files with the Securities and Exchange Commission, including the Company’s most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q. The forward-looking statements in this presentation are made as of the date of the presentation and Limestone Bancorp does not assume any responsibility to update these statements.NON-GAAP FINANCIAL MEASURES: These slides contain non-GAAP financial measures. For purposes of Regulation G, a non-GAAP financial measure is a numerical measure of the registrant’s historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable measure calculated and presented in accordance with GAAP in the statement of income, balance sheet or statement of cash flows (or equivalent statements) of the issuer; or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented. In this regard, GAAP refers to generally accepted accounting principles in the United States. Pursuant to the requirements of Regulation G, Limestone Bancorp, Inc. has provided reconciliations within the slides, as necessary, of the non-GAAP financial measure to the most directly comparable GAAP financial measure.  2

 Limestone Bancorp is a Kentucky-based bank holding company – Nasdaq: LMSTLimestone Bank is the 11th largest bank domiciled in Kentucky based on total assets Corporate headquarters in Louisville, Ky.Approximately $1.05 billion in assets and 215 associates (fte) at 9.30.18Broad scope of high-quality retail and business banking products & servicesManagement team assembled under leadership of John T. Taylor, President & CEO with extensive market knowledge and community relationships  About Limestone Bancorp and Limestone Bank  3

Management Team



John T. Taylor
President & CEO, Limestone Bancorp
Chairman, President & CEO, Limestone Bank
Joined July 2012
Over 30 years in industry
American Founders Bank – Lexington, KY
PNC Bank, NA – President of Ohio & N. KY Region



Phillip W. Barnhouse
CFO, Limestone Bancorp since January 2012
CFO & COO, Limestone Bank
Joined Ascencia Bank (Limestone Subsidiary) in September 1998

Previous Experience:
Arthur Andersen LLP – Chattanooga, TN



Stephanie Renner
Senior Vice President,
General Counsel, Limestone Bank
Joined August 2012

Previous experience:
American Founders Bank
Stites & Harbison, PLLC – Lexington, KY
Bryan Cave, LLP – Los Angeles, CA



John R. Davis
Executive Vice President,
Chief Credit Officer, Limestone Bank
Joined August 2012

25 Years Previous Experience:
American Founders Bank – Lexington, KY
National City Bank – Louisville, KY and Dayton & Cleveland, OH



Joseph C. Seiler
Executive Vice President,
Head of Commercial Banking,
Limestone Bank
Joined April 2013

25 Years Previous Experience:
PNC Bank, NA – Louisville, KY
National City Bank – Louisville, KY



Tom Swink
Senior Vice President,
Head of Community Banking,
Limestone Bank
Joined June 2013

25 Years Previous Experience:
Fifth Third Bank – Lexington, KY, Cincinnati, OH, and Charlotte, NC

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Board of Directors



W. Glenn Hogan
Founder, CEO and President
Hogan Real Estate
Louisville, KY

Director since 2006



Bradford T. Ray
Retired CEO and Chairman
Steel Technologies, Inc.
Louisville, KY

Director since 2014



John T. Taylor
President & CEO, Limestone Bancorp
Chairman, President & CEO, Limestone Bank

Director since 2012



Michael T. Levy
President Muirfield Insurance LLC
Lexington, KY

Director since 2014



W. Kirk Wycoff
Managing Partner
Patriot Financial Partners LP
Philadelphia, PA

Director since 2010



Celia Catlett
General Counsel, Texas Roadhouse, Inc.
Louisville, KY

Director Since 2018



James M. Parsons
Chief Financial Officer
Ball Homes LLC
Lexington, KY

Director since 2015



Dr. Edmond J. Seifried
Principal
S&B West LLC
Bethlehem, PA

Director since 2015

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Highlights and Accomplishments

- Talent acquisition – Board, management, and production team
- Enterprise Risk Management system implementation
  - Credit adjudication and centralized operations
  - Regulatory relations; Consent Order terminated 10.31.17; Written Agreement terminated 4.10.18
  - Compliance management systems
- Nonperforming asset reduction and return to profitability
- Quality loan production and deposit mix shift
- Financial transactions:
  - Q1-18: Issued 1.15 million shares of common stock raising $15 million in new capital for Bancorp
  - Q4-17: Reversed deferred tax asset valuation allowance restoring $31.3 million net dta
  - Q2-17: Completed $10 million senior borrowing and contributed $9 million in new capital to Bank
  - Q2-16: Issued 800,000 shares of common stock raising $5 million in new capital for Bancorp
  - Q3-15: Converted $4 million of TRUPS to common equity at $2.6 million discount
- Strategic Plan: Organic growth in rural and metro markets and strategic acquisitions

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   Our Locations  Twelve counties across the Commonwealth of Kentucky with 15 banking centersMetro Louisville, Bullitt and Henry countiesLexingtonSouth central and southern Kentucky  7

Metro Market Overview

Louisville	Lexington	Owensboro	Bowling Green
Corporate Headquarters: Brown-Forman, Churchill Downs, Humana, Kindred Healthcare, Papa John's International, Texas Roadhouse, and Yum! Brands	**Corporate Headquarters:** Fasig Tipton, Jif (peanut butter), Keeneland, Lexmark, and Tempur-Pedic	**Corporate Headquarters:** Owensboro Health	**Corporate Headquarters:** Camping World, Fruit of the Loom, Houchens Industries, and the Medical Center at Bowling Green
Other large employers: UPS, Ford Motor Company, GE Appliances, and Norton Healthcare	**Other large employers:** Xerox, Toyota, IBM, Lockheed Martin, and Valvoline	**Other large employers:** Kimberly-Clark, US Bank Mortgage Processing, and Toyotetsu	**Other large employers:** General Motors Corvette plant, Rafferty's Restaurants
Universities: University of Louisville and Bellarmine University	**Universities:** University of Kentucky and Transylvania University	**Universities:** Kentucky Wesleyan University and Brescia University	**Universities:** Western Kentucky University
Deposits in Market: $18.6 billion Limestone market share 0.7% MSA Population – 1.25 mil (45th Largest in US)	**Deposits in Market:** $6.8 billion Limestone market share 1.0% MSA Population – 472k (106th largest in US)	**Deposits in Market:** $3.2 billion Limestone market share 1.2% MSA Population – 115k	**Deposits in Market:** $2.2 billion Limestone market share 1.4% MSA Population - 166k

Note: Four largest cities in KY

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Financial Summary  9

   Financial Summary  10

   Net Interest Margin  11

   Investment Portfolio  YTD Tax Equivalent Yield 2.92%Unrealized gains AFS $ 0.309 millionUnrealized losses AFS $(4.347) million   12

   Loan Portfolio  YTD Yield 4.98%Q-3 Yield 5.06%    13

   Loan Portfolio – Commercial Real Estate Stratification  14

   Loan Portfolio and Asset Quality Trends  15

   Deposits  YTD Cost of Interest Bearing Deposits 0.96%Q3 Cost of Interest Bearing Deposits 1.15%  16

   Capital Ratios  17

   Deferred Tax Asset (DTA)  Deferred Tax Asset – The Company has a net deferred tax asset of $30.230 million at September 30, 2018. Our ability to utilize deferred tax assets depends upon generating sufficient future levels of taxable income. NOL’s begin to expire in 2031.   18

   Deferred Tax Asset (DTA)  As of 9.30.2018, LMST’s net DTA totaled approximately $30.230 million. Deferred tax assets and liabilities are measured using current enacted tax rates (currently 21%).Section 382 of the Internal Revenue Code governs DTA impairment and “ownership change”.An “ownership change” is defined as a more than 50% change in ownership – complex assessment .382 imposes an annual ceiling on future use of the Company’s NOLs, credit carry-forwards and built-in losses.Tends to slow rate of NOL utilization (reducing present value of tax savings).Some NOLs and other tax benefits could expire before utilization is allowed if the Company does not generate sufficient taxable income.In May 2018, LMST extended a tax benefits preservation plan to June 30, 2021.Under Section 382 of the IRS Code, a permanent impairment of a substantial portion of the DTA could be triggered if shareholders owning 5% or more of the Company increase their ownership by more than 50 percentage points over a defined period of time.The tax benefits preservation plan is designed to reduce the likelihood of an “ownership change”.Any shareholder or group that acquires ownership of 5% or more of the Company could be subject to significant dilution in its holdings if our Board does not approve such acquisition.Existing shareholders of 5% or more are also subject to dilution if they increase their holdings without Board approval.In May 2018, shareholders approved an amendment to the articles of incorporation to further protect the long-term value of the Company’s NOLs.The amendment provides a means to block transfers of our common shares that could result in an ownership change under Section 382.  19

   Senior Debt  Loan amount: $10.0 million – Issued June 30, 2017 Term: 5 years Rate: Three-month libor + 2.50% Repay terms: Interest only quarterly; principal in the amount of $250,000 per quarter beginning September 2020 with all unpaid principal due at maturity. Prepayment: Pre-payable without penalty Collateral: 100% of Limestone Bank, Inc. common stock   20

   Limestone Bancorp, Inc. - Junior Subordinated Debt  21

   Non-GAAP Financial Measures  22